SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549





                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





                      Date of Report:  July 20, 1994



                              THE KROGER CO.
          (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303             31-0345740
(State or other jurisdiction   (Commission File     (IRS Employer
of incorporation)                 Number)                Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


Item 5.   Other Events

          On July 19, 1994, the Company entered into and closed on its Senior Competitive Advance and Revolving Credit Agreement (the "Credit Agreement"), among the Company, Dillon Companies, Inc., Chemical Bank, Citibank, N.A., and the Lenders named therein. A copy of the Credit Agreement is filed herewith as Exhibit 99.1.


          On July 19, 1994, the Company released its earnings for the second quarter 1994 in the form attached hereto as
          Exhibit 99.2.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          99.1 Other Exhibits--Senior Competitive Advance and Revolving Credit Agreement dated as of July 19, 1994, among The Kroger Co., Dillon Companies, Inc., Chemical Bank, Citibank, N.A., and the Lenders named therein

          99.2 Other Exhibits--Earnings Release for Second
                              Quarter 1994
                                 SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.


July 20, 1994                      By (Paul W. Heldman)
                                      Paul Heldman
                                      Vice President, Secretary
                                        and General Counsel

                               EXHIBIT INDEX


Exhibit

99.1      Other Exhibits--Senior Competitive Advance and
          Revolving Credit Agreement dated as of July 19, 1994, among The Kroger Co., Dillon Companies, Inc., Chemical
          Bank, Citibank, N.A., and the Lenders named therein

99.2      Other Exhibits--Earnings Release for Second Quarter
          1994